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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 26, 2001

CASCADE NATURAL GAS CORPORATION
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

1-7196
(Commission file number)

91-0599090
(I.R.S. Employer Identification No.)

222 Fairview Avenue North Seattle, WA (Address of principal executive offices)	98109 (Zip Code)

(Registrant's telephone number including area code)
 (206) 624-3900

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    This Current Report on Form 8-K is being filed to report an additional exhibit in connection with the issuance and sale by the registrant, on November 26, 2001, of $40,000,000 principal amount of its 7.50% Notes Due November 15, 2031 (the "Notes"), pursuant to the registrant's Registration Statement on Form S-3 (No. 333-69516) declared effective October 11, 2001, and a prospectus supplement dated November 16, 2001.

(a)
Financial Statements

  None

(b)
Pro Forma Financial Information

  None

(c)
Schedule of Exhibits

  Exhibit 5. Opinion regarding legality of the Notes of Hillis Clark Martin & Peterson, P.S., counsel for the registrant.

  Exhibit 23. Consent of Hillis Clark Martin & Peterson, P.S. (filed with Exhibit 5).

2

SIGNATURE

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASCADE NATURAL GAS CORPORATION
November 30, 2001	By	/s/ J.D. WESSLING
Date		J. D. Wessling Sr. Vice President—Finance, Chief Financial Officer

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SIGNATURE